Exhibit 13.1 CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 I, David Zaccardelli, Pharm.D., Chief Executive Officer of Verona Pharma plc (the “Company”), hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge: 1. The Annual Report on Form 20-F of the Company for the period ended December 31, 2019 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and 2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. Date: February 27, 2020 /s/ David Zaccardelli, Pharm.D David Zaccardelli, Pharm.D. Chief Executive Officer (Principal Executive Officer)